Exhibit 10.35

[***] = CERTAIN INFORMATION HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Confidential        Execution Version

AMENDMENT NO. 3 TO

OPTION, LICENSE AND COLLABORATION AGREEMENT

This Amendment No. 3 (this “Amendment No. 3”) to the Option, License and Collaboration Agreement, dated as of May 27, 2020, as amended as of November 17, 2021 and May 12, 2023 (collectively, the “Agreement”), is entered into as of January 28, 2024 (the “Amendment No. 3 Execution Date”), by and between Gilead Sciences, Inc. (“Gilead”), and Arcus Biosciences, Inc. (“Arcus”). Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Agreement to the extent defined therein.
Whereas, Gilead and Arcus entered into the Agreement, pursuant to which, among other things, Gilead and Arcus have agreed to collaborate on the PD-1 Program (including Zimberelimab), and Gilead has exercised its Option to collaborate with and license intellectual property from Arcus with respect to certain Arcus Programs, including the TIGIT Program (including AB154 and AB308), the Adenosine Receptor Program (including Etrumadenant) and the CD73 Program (including Quemliclustat), on the terms and conditions set forth in the Agreement (as amended); and
Whereas, in connection with this collaboration, the Parties desire to clarify certain financial and operational obligations and decision-making rights with respect to certain Clinical Trials for Optioned Products and to modify the governance structure in managing the collaboration under the Agreement.
Now, Therefore, in consideration of the mutual promises and assurances contained in the Agreement and this Amendment No. 3, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Definitions.
(a)    The definition of “Committee” in Section 1.56 of the Agreement is hereby deleted in its entirety and replaced with the following:
““Committee” means (a) the Joint Executive Committee, the Joint Steering Committee (as it existed prior to its disbandment), the Joint Development Committee, the Joint Commercialization Committee, the Joint Manufacturing Committee or the Joint Finance Committee or (b) any other committee established by the Parties pursuant to Section 2.8. For clarity, neither the Patent Prosecution Committee nor Patent Litigation Committee is intended, and neither shall be construed, to be a “Committee” and the joint execution team is distinct from the Joint Executive Committee and is not a Committee but is a Working Group.”
2.Governance.
(a)Section 2.1 of the Agreement is hereby deleted in its entirety and replaced with the following:
“2.1    Joint Executive Committee.
(a)    Formation; Composition. As of the Amendment No. 3 Execution Date, in lieu of the JSC, which is disbanded as of the Amendment No. 3 Execution Date, the Parties hereby establish a joint executive committee (the “Joint Executive Committee” or

“JEC”), which shall have the responsibilities set forth in Section 2.1(b). Each Party may appoint up to four (4) representatives to the JEC, all of whom shall have sufficient seniority, experience and authority within such Party to act on behalf of and bind such Party with respect to decisions arising within the scope of the JEC’s responsibilities, and no JEC representative shall be a member of any other Committee during any period when such representative is a member of the JEC. As of the Amendment No. 3 Execution Date, (i) Gilead hereby appoints its Chief Financial Officer (CFO) or such CFO’s delegate with the appropriate decision-making authority, its Chief Medical Officer (CMO) or such CMO’s delegate with the appropriate decision-making authority, its Chief Commercial Officer (CCO) or such CCO’s delegate with the appropriate decision-making authority and its Executive Vice President for Pharmaceutical Development and Manufacturing or their delegate with the appropriate decision-making authority, and (ii) Arcus hereby appoints its Chief Executive Officer (CEO) or such CEO’s delegate with the appropriate decision-making authority, its Chief Operating Officer (COO) or such COO’s delegate with the appropriate decision-making authority, and up to two (2) additional representatives as appointed by its CEO, in each case, as representatives to the JEC of such Party. The JEC may change its size from time to time if agreed by consensus among its members; provided that the JEC may consist of an unequal number of representatives of each of Arcus and Gilead. Each Party may replace its JEC representatives at any time upon written approval of the other Party, such approval not to be unreasonably conditioned, withheld or delayed. Either Party may invite non-members to participate in the discussions and meetings of the JEC with the other Party’s prior approval, such approval not to be unreasonably conditioned, withheld or delayed, and such non-members shall (1) be subject to confidentiality obligations at least as stringent as those set forth in ARTICLE XIII and (2) have no voting authority at the JEC. The JEC shall have a chairperson [***]. The role of the chairperson shall be to (x) convene and preside at meetings of the JEC and (y) [***].
(b)    Responsibilities.
(i)    Generally. Subject to the terms and conditions set forth herein, the JEC shall have the following general responsibilities:
(A)    discuss, monitor and provide strategic oversight of the activities of the Parties under this Agreement;
(B)    serve as a forum for the sharing of information with respect to each Arcus Program and other matters raised by any of the Committees, including with respect to Pre-Program Activities;
(C)    review, discuss and, if applicable, provide comments on any materials or information delivered to the JEC pursuant to this Agreement;
(D)    attempt to resolve disputes within the JEC’s jurisdiction or presented to the JEC in accordance with this Agreement by the JDC, JMC, JCC, JFC or any other Committee (including any JSC disputes existing as of the Amendment No. 3 Execution Date, if any); and
(E)    fulfill such other responsibilities as are specifically assigned to the JEC in this Agreement, or as the Parties otherwise agree in writing are appropriate to further the purposes of this Agreement.
(ii)    For Arcus Programs. Without limitation to the foregoing, with respect to each Arcus Program [***].

(iii)    For Optioned Programs. Without limitation to the foregoing, subject to Sections 4.7(c)(vi), 6.3(c) and 6.6, the JEC shall have the following responsibilities with respect to each Optioned Program:
(A)    monitor and provide strategic oversight of such Optioned Program and facilitate communications between the Parties with respect to the Development, Manufacture and Commercialization of Optioned Molecules and Optioned Products included in such Optioned Program;
(B)    pursuant to Section 4.1 and subject to Section 3.5(c), review and approve the initial R&D Plan and Budget for each new Optioned Program or an expansion of such R&D Plan and Budget to include a new Clinical Trial; and, in each case, any amendments (other than such an expansion) to any R&D Plan and Budget proposed by the JDC (except for amendments that do not escalate to the JEC), including (1) with respect to any commercially-available prescription drug products to be included in any Clinical Trials for such Optioned Program and (2) notwithstanding Section 2.5(a)(ii), matters related to any new Clinical Trial (excluding Clinical Trials involving any Arcus Combination or Excluded Combination) or other activities to be included in an existing R&D Plan & Budget of an Optioned Program that [***] but excluding [***] (z) any amendment to the R&D Plan and Budget that is within the final decision-making authority of [***] at the JDC pursuant to Section 2.2(d) [***];
(C)    pursuant to Section 6.2(b), review and approve the initial Commercialization Plan and Budget for such Optioned Program or an expansion of such Commercialization Plan and Budget to include a new Optioned Product or indication and any amendments (other than such an expansion) thereto proposed by the JCC, but excluding any such amendment to the Commercialization Plan and Budget that is [***] at the JCC pursuant to Section 2.3(d);
(D)    pursuant to Section 7.2(a), review and approve the initial Global Manufacturing Plan and Budget for such Optioned Program or an expansion of such Manufacturing Plan and Budget to include a new Optioned Product or formulation and any amendments (other than such an expansion) thereto proposed by the JMC, but excluding any such amendment to the Global Manufacturing Plan and Budget that is [***] at the JMC pursuant to Section 2.4(d);
(E)    pursuant to Section 4.8(b)(iv), approve any Arcus Independent Activities Plan and Budget with respect to such Optioned Program and any amendments thereto proposed by the JDC, provided that the JEC’s approval of such plan and amendments shall in each case be subject to [***] final decision-making authority pursuant to Section 2.5(b)(ii)(B)(3); and
(F)    pursuant to Section 6.6, review and approve the initial Medical Affairs Plan and Budget for such Optioned Program or an expansion of such Medical Affairs Plan and Budget to include a new Optioned Product or indication and any amendments (other than such an expansion) thereto proposed by the JCC, but excluding any such amendment to the Medical Affairs Plan and Budget that is [***] at the JCC pursuant to Section 2.3(d).
(c)    Meetings. The JEC shall meet at least once per Calendar Quarter during the Term unless the Parties mutually agree in writing to a different frequency. No later than [***] Business Days prior to any meeting of the JEC, the Alliance Manager of [***], in collaboration with the chairperson of the JEC, shall prepare and circulate an agenda for such meeting; provided, however, that either Party may propose additional topics to be included on such agenda, either prior to or in the course of such meeting. Either Party may also call a special meeting of the JEC by providing at least [***] Business Days’ prior written notice to the other Party if such Party reasonably believes that a significant matter must be addressed prior to the next scheduled meeting, in which event such Party shall work with the chairperson of the JEC and Alliance Managers of each Party to provide the members of the JEC no later than [***] Business Days prior to the special meeting with an agenda for the meeting and materials reasonably adequate to enable an informed decision on the matters to be considered. The Parties may mutually agree to additional meetings on shorter or longer notice in the event that matters arise requiring JEC consideration. The JEC may meet in-person, by videoconference or by teleconference. Notwithstanding the foregoing, at least one (1) meeting per Calendar Year shall be in-person unless the Parties mutually agree in writing to waive such requirement. In-person JEC meetings will be held at locations alternately selected by Arcus and by Gilead, with [***] selecting the location of the first in-person JEC meeting, or at any other location mutually agreed by the members of the JEC. Each Party shall bear the cost and expense of its respective JEC members’ participation in JEC meetings. Meetings of the JEC shall be effective only if at least one (1) JEC representative of each Party (which representative is not such Party’s Alliance Manager) are present or participating in such meeting. The Alliance Manager of [***] shall be responsible for preparing reasonably detailed written minutes of all JEC meetings that reflect material decisions made and action items identified at such meetings. Such Alliance Manager shall send draft meeting minutes to each member of the JEC for review and approval within [***] Business Days after each JEC meeting. Such minutes shall be deemed approved unless one (1) or more members of the JEC objects (whereby an objection by e-mail shall suffice) to the accuracy of such minutes within [***] Business Days of receipt, in which case such Alliance Manager shall amend the draft meeting minutes accordingly and send the revised draft meeting minutes to each member of the JEC for review and approval within [***] Business Days of receipt of the objection(s). The same review procedures and timelines as set out in the immediately preceding sentence shall apply to such revised draft meeting minutes. In the event that there is such an objection, the JEC shall discuss, and [***]. Once approved per this clause (c), the minutes shall be promptly signed by the Alliance Managers.
(d)    Decision-Making. For matters within the JEC’s jurisdiction, the representatives from each Party on the JEC shall have, collectively, one (1) vote on behalf of that Party, and, subject to Section 4.7(c)(vi), all decisions shall be made by consensus. If the JEC cannot reach consensus on an issue over which it has decision-making authority, such issue shall be handled in accordance with Section 2.5; provided, however, that for disputes regarding [***], the JEC shall, through [***], have the final decision-making authority. For clarity, for purposes of calculating any budget increases for the applicable budget for any Clinical Trial or indication, the budget shall include any allocable overhead costs and expenses incurred in connection with conducting the applicable Clinical Trial or pursuing such indication that was the subject of such Optioned Program.”
(b)Section 2.2(a) of the Agreement is hereby deleted in its entirety and replaced with the following:
“Formation; Composition. Within [***] days after the Effective Date, the Parties shall establish a joint development committee (the “Joint Development Committee” or “JDC”), which shall have the responsibilities set forth in Section 2.2(b). Each Party shall initially appoint three (3) representatives to the JDC, with each representative having knowledge and expertise in the development of Molecules and products similar to the

Arcus Molecules, Arcus Products, Optioned Molecules and Optioned Products and having sufficient seniority, experience and authority within such Party to act on behalf of and bind such Party with respect to decisions arising within the scope of the JDC’s responsibilities, and each JDC representative shall not be a member of any other Committee during any period when such representative is a member of the JDC. The JDC may change its size from time to time if agreed by consensus among its members; provided that the JDC shall consist at all times of an equal number of representatives of each of Arcus and Gilead. Each Party may replace its JDC representatives at any time upon written approval of the other Party, such approval not to be unreasonably conditioned, withheld or delayed. Either Party may invite non-members to participate in the discussions and meetings of the JDC with the other Party’s prior approval, such approval not to be unreasonably conditioned, withheld or delayed and such non-members shall (i) be subject to confidentiality obligations at least as stringent as those set forth in ARTICLE XIII and (ii) have no voting authority at the JDC. The JDC shall have a chairperson, who shall serve for a term of one (1) year, and who shall be selected alternately, on an annual basis, by Arcus or Gilead. The role of the chairperson shall be to convene and preside at meetings of the JDC, but the chairperson shall have no additional powers or rights beyond those held by the other JDC representatives; provided, however, that for clarity this sentence shall not be interpreted to deprive a Party of its final decision-making authority under this Agreement. Within [***] Business Days after the Amendment No. 3 Execution Date, each Party will make any changes to its JDC representatives as required to adhere to this clause (b) as revised in Amendment No. 3.”
(c)Section 2.2(b)(iii)(C) and Section 2.2(b)(iii)(G) of the Agreement are hereby deleted in its entirety and replaced with the following:
“(C)    review, at least annually, the R&D Plan and Budget for such Optioned Program, and adopt any applicable amendments thereto or if JEC approval is required, suggest any applicable amendments thereto for review and approval by the JEC (subject to Section 2.2(d));”
“(G)    pursuant to Section 4.8(b)(ii), review and discuss any Arcus Independent Activities Plan and Budget with respect to such Optioned Program, and present any such Arcus Independent Activities Plan and Budget and any comments or amendments with respect thereto to the JEC for its further review and approval, if any;”
(d)The eleventh (11th) sentence of Section 2.2(c) of the Agreement is hereby deleted in its entirety and replaced with the following:
“Such Alliance Manager shall send draft meeting minutes to each member of the JDC for review and approval within [***] Business Days after each JDC meeting.”
(e)Section 2.2(d) of the Agreement is hereby deleted in its entirety and replaced with the following:
“Decision-Making. Subject to the remainder of this Section 2.2(d), Section 2.5, Sections 3.5(c)(i) and 3.5(c)(iv) and Section 4.7(c)(vi), the JDC shall act by consensus on matters within its jurisdiction. The representatives from each Party on the JDC shall have, collectively, one (1) vote on behalf of that Party. Subject to Sections 3.5(c)(i) and 3.5(c)(iv) and Section 4.7(c)(vi), if the JDC cannot reach consensus on an issue over which it has decision-making authority within thirty (30) days after the first meeting in which such issue was raised, then either Party may refer such matter to the JEC for resolution in accordance with Sections 2.1(d) and 2.5, unless such issue would [***], in which case [***].”

(f)Section 2.3(a) of the Agreement is hereby deleted in its entirety and replaced with the following:
“Formation; Composition. No later than [***] months prior to the anticipated first commercial launch in the Shared Territory of the first Joint Product (or by such other date as mutually agreed by the Parties), the Parties shall establish a joint commercialization committee (the “Joint Commercialization Committee” or “JCC”) to oversee Commercialization of Joint Products in the Shared Territory. Each Party shall initially appoint three (3) representatives to the JCC, with each representative having knowledge and expertise in the commercialization of products similar to the Joint Products and having sufficient seniority, experience and authority within such Party to act on behalf of and bind such Party with respect to decisions arising within the scope of the JCC’s responsibilities, and each JCC representative shall not be a member of any other Committee during any period when such representative is a member of the JCC. The JCC may change its size from time to time if agreed by consensus among its members; provided that the JCC shall consist at all times of an equal number of representatives of each of Arcus and Gilead. Each Party may replace its JCC representatives at any time upon written approval of the other Party, such approval not to be unreasonably conditioned, withheld or delayed. Either Party may invite non-members to participate in the discussions and meetings of the JCC with the other Party’s prior approval, such approval not to be unreasonably conditioned, withheld or delayed and such non-members shall (i) be subject to confidentiality obligations at least as stringent as those set forth in ARTICLE XIII and (ii) have no voting authority at the JCC. The JCC shall have a chairperson, [***]. The role of the chairperson shall be to convene and preside at meetings of the JCC, but the chairperson shall have no additional powers or rights beyond those held by the other JCC representatives.”
(g)Section 2.3(b)(i)-(ii) of the Agreement is hereby deleted in its entirety and replaced with the following:
“(i)    review the Commercialization Plan and Budget for such Joint Product and adopt any applicable amendments thereto or if JEC approval is required, suggest any applicable amendments thereto, including, in the case of a Joint Product that is a Co-Promotion Product, the Co-Promotion activities allocated to Arcus, in each case, for review and approval by the JEC (subject to Section 2.3(d));
(ii)    review the Medical Affairs Plan and Budget for such Joint Product and adopt any applicable amendments thereto or if JEC approval is required, suggest any applicable amendments thereto, for review and approval by the JEC (subject to Section 2.3(d)) and oversee the conduct of Medical Affairs Activities thereunder;”
(h)The eleventh (11th) sentence of Section 2.3(c) of the Agreement is hereby deleted in its entirety and replaced with the following:
“Such Alliance Manager shall send draft meeting minutes to each member of the JCC for review and approval within [***] Business Days after each JCC meeting.”
(i)Section 2.3(d) of the Agreement is hereby deleted in its entirety and replaced with the following:
“Decision-Making. Subject to the remainder of this Section 2.3(d), Section 2.5 and Section 4.7(c)(vi), the JCC shall act by consensus on matters within its jurisdiction. The representatives from each Party on the JCC shall have, collectively, one (1) vote on behalf of that Party. Subject to Section 4.7(c)(vi), if the JCC cannot reach consensus on an issue over which it has decision-making authority within thirty (30) days after the first meeting in which such issue was raised, then, either Party may refer such matter to the JEC for resolution in accordance with Section 2.1(d) and Section 2.5, unless such issue would [***], in which case [***].”
(j)Section 2.4(a) of the Agreement is hereby deleted in its entirety and replaced with the following:
“Formation; Composition. Within [***] days after the Effective Date, the Parties shall establish a joint manufacturing committee (the “Joint Manufacturing Committee” or “JMC”) to oversee Manufacturing related to Optioned Programs (including Optioned Molecules and Optioned Products). Each Party shall appoint three (3) representatives to the JMC, with each representative having knowledge and expertise in the clinical and commercial Manufacture of products similar to the Optioned Products and having sufficient seniority, experience and authority within such Party to act on behalf of and bind such Party with respect to decisions arising within the scope of the JMC’s responsibilities, and each JMC representative shall not be a member of any other Committee during any period when such representative is a member of the JMC. The JMC may change its size from time to time if agreed by consensus among its members; provided that the JMC shall consist at all times of an equal number of representatives of each of Arcus and Gilead. Each Party may replace its JMC representatives at any time upon written approval of the other Party, such approval not to be unreasonably conditioned, withheld or delayed. Either Party may invite non-members to participate in the discussions and meetings of the JMC provided notice is given to the other Party and such non-members shall (i) be subject to confidentiality obligations at least as stringent as those set forth in ARTICLE XIII and (ii) have no voting authority at the JMC. The JMC shall have a chairperson, who shall serve for a term of one (1) year, and who shall be selected alternately, on an annual basis, by Arcus or Gilead. The role of the chairperson shall be to convene and preside at meetings of the JMC, but the chairperson shall have no additional powers or rights beyond those held by the other JMC representatives.”
(k)Section 2.4(b)(ii)(C) of the Agreement is hereby deleted in its entirety and replaced with the following:
“review, at least annually, the Global Manufacturing Plan and Budget for such Optioned Program, and adopt any applicable amendments thereto or if JEC approval is required, suggest any applicable amendments thereto for review and approval by the JEC (subject to Section 2.4(d));”
(l)The eleventh (11th) sentence of Section 2.4(c) of the Agreement is hereby deleted in its entirety and replaced with the following:
“Such Alliance Manager shall send draft meeting minutes to each member of the JMC for review and approval within [***] Business Days after each JMC meeting.”
(m)Section 2.4(d) of the Agreement is hereby deleted in its entirety and replaced with the following:
“Decision-Making. Subject to the remainder of this Section 2.4(d), Section 2.5 and Section 4.7(c)(vi), the JMC shall act by consensus on matters within its jurisdiction. The representatives from each Party on the JMC shall have, collectively, one (1) vote on behalf of that Party. If the JMC cannot reach consensus on an issue over which it has decision-making authority within thirty (30) days after the first meeting in which such issue was raised, then, either Party may refer such matter to the JEC for resolution in accordance with Sections 2.1(d) and 2.5, unless such issue would [***], in which case [***].”

(n)Section 2.5(a) of the Agreement is hereby deleted in its entirety and replaced with the following:
“Within Committees.
(i)Generally. Subject to Section 4.7(c)(vi), if a dispute arises with respect to a matter within the decision-making jurisdiction of a Committee other than the JEC that cannot be resolved within the applicable Committee, then, except for disputes regarding [***], either Party may refer such dispute to the JEC for resolution in accordance with Section 2.1(d) and Section 2.5(b). For clarity, any dispute with respect to a matter that is outside the jurisdiction of a Committee, including any dispute with respect to any alleged failure to perform, or breach of, this Agreement, or any issue relating to the interpretation or application of this Agreement shall be resolved pursuant to Section 15.1(b), and not pursuant to this Section 2.5.
(ii)    Disputes for Existing TIGIT/PD-1 Activity. Notwithstanding Section 2.5(a)(i), if a dispute is regarding any Clinical Trial (excluding Clinical Trials involving any Arcus Combination or Excluded Combination) or other activities of an Optioned Program that [***], then [***] shall have the final decision-making authority at the applicable Committee and without escalation to the JEC (except as described above), and such final decision shall be binding on the Parties.”
(o)Section 2.5(b)(ii) of the Agreement is hereby deleted in its entirety and replaced with the following:
“(ii)    Optioned Programs.
(A)    Generally. Except for disputes set forth in Section 2.5(a)(ii), subject to Section 10.3 and Section 4.7(c)(vi), for each Optioned Program, if the JEC cannot reach consensus on any matter within its jurisdiction (including any matter referred to it by any other Committee) within [***] Business Days after a Party affirmatively states in writing that a decision must be made, then such dispute shall be decided in accordance with Section 2.5(b)(ii)(B) or Section 2.5(b)(ii)(C), as applicable.
(B)    Escalation Procedure. Except for matters where [***] has final decision-making at the JEC (or at another Committee), either Party shall have the right to refer such dispute to the Executive Officers of the Parties for resolution. Following referral to the Executive Officers, the Executive Officers shall attempt to reach consensus on such dispute during a period of [***] Business Days thereafter, and any final decision agreed to in writing by the Executive Officers with respect to such dispute shall be binding on the Parties. If the Executive Officers cannot reach consensus on any such dispute within such period, then such dispute shall be decided in accordance with the remainder of this Section 2.5(b)(ii)(B).
(1)    Disputes Regarding Contents of any R&D Plan and Budget, any Global Manufacturing Plan and Budget, any Commercialization Plan and Budget or any Medical Affairs Plan and Budget. Except for disputes set forth in Section 2.5(a)(ii), if such dispute is regarding the contents of the R&D Plan and Budget, the Global Manufacturing Plan and Budget, the Commercialization Plan and Budget or the Medical Affairs Plan and Budget for an Optioned Program or any amendments thereto or otherwise relating to Development or

Manufacture of an Optioned Product (other than an Arcus Independent Activities Plan and Budget or Arcus Independent Activities under such plan) or Commercialization of a Joint Product in the Shared Territory, then [***].
(2)    Disputes Regarding Baseball Matters. If such dispute is regarding a Baseball Matter, then either Party may refer such dispute for resolution by baseball arbitration in accordance with Section 15.2(d).
(3)    Disputes Regarding Contents of any Arcus Independent Activities Plan and Budget. If such dispute is regarding the contents of an Arcus Independent Activities Plan and Budget for an Optioned Program or any amendments thereto or otherwise relating to Development of an Optioned Product pursuant to such Arcus Independent Activities Plan and Budget, then [***] Executive Officer shall have the final decision-making authority and such final decision shall be binding on the Parties; provided that [***] shall not have the right to exercise such final decision-making authority in a manner that [***].
(D)    Other Disputes. If such dispute is regarding any matter not covered by clauses (1) through (3) above, then for any other dispute within the decision-making jurisdiction of the JEC with respect to an Optioned Program (including any Combination to the extent provided pursuant to Section 3.5(c)), and if the Executive Officers cannot reach consensus on such dispute within such period, then, [***] shall have the final decision-making authority and such final decision shall be binding on the Parties.”
(p)Section 2.8 of the Agreement is hereby deleted in its entirety and replaced with the following:
“(a)    The Parties may agree in writing to establish such additional committees (e.g., a joint technology transfer committee or a separate JEC, JDC, JCC, JMC, JFC or other committee that is specific to one or more Arcus Programs or Optioned Programs) as they mutually deem necessary to achieve the objectives of this Agreement.
(b)    Each Committee may establish and delegate duties to directed teams (“Working Groups”) as needed to oversee particular projects or activities (e.g., to prepare initial drafts of plans and budgets). Each member of the Working Group shall be at sufficient seniority, experience and authority within a Party to act on behalf of such Party. Each such Working Group shall (i) have equal representation from each Party, unless otherwise mutually agreed, (ii) be subject to the approval of, oversight of, and shall report to, the Committee that formed such Working Group, and (iii) have no greater authority than the Committee that formed such Working Group. All decisions of a Working Group shall be by consensus. Any disagreement between the designees of Parties on a Working Group shall be referred to the Committee that formed the Working Group for resolution.”
(q)Section 2.10 of the Agreement is hereby deleted in its entirety and replaced with the following:
“Disbandment. Notwithstanding anything to the contrary herein, any Committee or Working Group under this Agreement may be dissolved (a) upon the mutual written agreement of the Parties, (b) [***] or (c) as set forth in Section 4.7(c)(vi). In addition, [***] may simultaneously dissolve the JEC and all other Committees and Working Groups by providing written notice to [***] of its intention to disband and no longer participate in such Committees and Working Groups. In the event of disbandment of any Working Group, all responsibilities and decisions allocated to such Working Group shall revert to the Committee that created such Working Group. In the event of disbandment of any Committee other than the JEC, all responsibilities and decisions allocated to such Committee shall be allocated to the JEC. As of the Amendment No. 3 Execution Date, the JSC shall be dissolved and replaced with the JEC. Each instance of the term “JSC” in this Agreement (prior to the Amendment No. 3 Execution Date), shall be deleted and replaced with “JEC.” In the event of disbandment of the JEC, unless it is replaced in its entirety by another Committee, all responsibilities and decisions allocated to the JEC shall be deemed allocated to [***] with respect to each Optioned Program and each Combination.”
(r)The following is hereby added to the Agreement as a new Section 2.11:
“2.11    Joint Finance Committee.”
(a)    Formation; Composition. Within [***] days after the Amendment No. 3 Execution Date, the Parties shall establish a joint finance committee (the “Joint Finance Committee” or “JFC”), which shall have the responsibilities set forth in Section 2.11(b). Each Party shall appoint one (1) representative to the JFC, all of whom shall have knowledge and expertise in finance and shall be at sufficient seniority, experience and authority within such Party to act on behalf of and bind such Party with respect to decisions arising within the scope of the JFC’s responsibilities, and each JFC representative shall not be a member of any other Committee during any period when such representative is a member of the JFC. As of the Amendment No. 3 Execution Date, Gilead hereby appoints [***], and Arcus hereby appoints [***], in each case, as representatives to the JFC of such Party. The JFC may change its size from time to time if agreed by consensus among its members; provided that the JFC shall consist at all times of an equal number of representatives of each of Arcus and Gilead. Each Party may replace its JFC representatives at any time upon written approval of the other Party, such approval not to be unreasonably conditioned, withheld or delayed. Either Party may invite non-members to participate in the discussions and meetings of the JFC with the other Party’s prior approval, such approval not to be unreasonably conditioned, withheld or delayed and such non-members shall (i) be subject to confidentiality obligations at least as stringent as those set forth in ARTICLE XIII and (ii) have no voting authority at the JFC. For purposes of this Agreement, the JFC representative of each Party shall serve as the Finance Officer of such Party under Section 9.11(b).
(b)    Responsibilities. Subject to the terms and conditions set forth herein, the JFC shall have the following general responsibilities:
(i)    serve as a forum for sharing of information with respect to financial matters relating to this Agreement or any Ancillary Agreements raised by any of the other Committees or any of the Working Groups, including that certain established finance Working Group, which is responsible for day-to-day financial matters (for clarity, Working Groups do not have any decision-making authority with respect to budgets);
(ii)    review and discuss any budget, forecast or invoice (which shall be provided in a format consistent with the templates attached hereto as Schedule 2.11(b)) issued under this Agreement or any Ancillary Agreements, including in connection with any R&D Plan and Budget, Global Manufacturing Plan and Budget, Commercialization Plan and Budget or Medical Affairs Plan and Budget, in each case, to ensure reasonable allocation of resources given the applicable scope of work and to provide strategic oversight of the financial or budgeting matters under this Agreement as a whole, and recommend to the JEC or any other Committees, as applicable, any financial or budgeting matters with respect thereto;
(iii)    review and discuss any documentation (such as invoices, contracts or timecoding documents) submitted to the JFC in support of any allocation of costs and expenses under this Agreement or any Ancillary Agreement, including the Research and Development Costs, the Commercialization Costs, the Development Manufacturing Costs, the Market Access Costs and the Sales and Marketing Costs, or any FTE Costs therein, and recommend to the JEC or any other Committees, as applicable, any budgets or any financial or budgeting matters with respect thereto (for example, such documentation shall include, but not be limited to, [***];
(iv)    review and discuss any financial report provided by a Party to any Committee or the other Party that is required under this Agreement or any Ancillary Agreements and request any additional supporting documentation of the applicable costs and expenses (including FTE Costs);
(v)    coordinate audits pursuant to Section 9.18; and
(vi)    fulfill such other responsibilities as are specifically assigned to the JFC in this Agreement, or as the Parties otherwise agree in writing are appropriate to further the purposes of this Agreement.
(c)    Meetings. The JFC shall meet at least once per Calendar Quarter during the Term unless the Parties mutually agree in writing to a different frequency. No later than [***] Business Days prior to any meeting of the JFC, the Alliance Manager of [***], in collaboration with [***] representative on the JFC, shall prepare and circulate an agenda for such meeting; provided, however, that either Party shall be free to propose additional topics to be included on such agenda, either prior to or in the course of such meeting. Either Party may also call a special meeting of the JFC by providing at least [***] Business Days prior written notice to the other Party if such Party reasonably believes that a significant matter must be addressed prior to the next scheduled meeting, in which event such Party shall work with Gilead’s representative of the JFC and Alliance Managers of each Party to provide the members of the JFC no later than [***] Business Days prior to the special meeting with an agenda for the meeting and materials reasonably adequate to enable an informed decision on the matters to be considered. The Parties may mutually agree to additional meetings on shorter or longer notice in the event that matters arise requiring JFC consideration. The JFC may meet in-person, by videoconference or by teleconference. Notwithstanding the foregoing, at least one (1) meeting per Calendar Year shall be in-person unless the Parties mutually agree in writing to waive such requirement. In-person JFC meetings will be held at locations alternately selected by Arcus and by Gilead, with [***] selecting the location of the first in-person JFC meeting, or at any other location mutually agreed by the members of the JFC. Each Party shall bear the cost and expense of its respective JFC members’ participation in JFC meetings. Meetings of the JFC shall be effective only if all JFC representatives are present or participating in such meeting. The Alliance Manager of [***] shall be responsible for preparing reasonably detailed written minutes of all JFC meetings that reflect material decisions made and action items identified at such meetings. Such Alliance Manager shall send draft meeting minutes to each member of the JFC for review and approval within [***] Business Days after each JFC meeting. Such minutes shall be deemed approved unless one (1) or more members of the JFC objects (whereby an objection by e-mail shall suffice) to the accuracy of such minutes within [***] Business Days of receipt, in which case such Alliance Manager shall amend the draft meeting minutes accordingly and send the revised draft meeting minutes to each member of the JFC for review and approval within [***] Business Days of receipt of the objection(s).

The same review procedures and timelines as set out in the immediately preceding sentence shall apply to such revised draft meeting minutes. In the event that there is such an objection, the JEC shall discuss, and [***]. Once approved per this clause (c), the minutes shall be promptly signed by the Alliance Managers.
(d)    No Decision-Making. The JFC shall take an advisory role over any financial or budgeting matters relating to this Agreement or any Ancillary Agreements and shall not have any decision-making authority unless otherwise delegated by the Parties in writing or the JEC.”
(s)Section 3.5(c)(i)(C)(1)-(3) of the Agreement is hereby deleted in its entirety and replaced with the following:
[***]
(t)The first (1st) sentence of Section 6.6 of the Agreement is hereby deleted in its entirety and replaced with the following:
“For each Joint Product, in consultation with Arcus, Gilead shall prepare a plan and budget for such Joint Product, including strategies and the allocation of responsibility between the Parties, for Medical Affairs Activities, and a budget for any costs and expenses in connection with such activities (including costs for obtaining copyright licenses to research articles), which plan, as well as any applicable amendments thereto, shall be provided to the JCC for review and to the JEC for approval (each, a “Medical Affairs Plan and Budget”).”
(u)Section 9.10(c) of the Agreement is hereby deleted in its entirety and replaced with the following:
“R&D Budget [***]. If Gilead exercises its final decision-making authority pursuant to Section 2.5(b)(ii)(B)(1) or Section 2.1(d), to [***] (the “Deferral Trigger”), then, the maximum amount of the Research and Development Costs for the remaining period covered under such Baseline Budget shall be set, on a Calendar Year basis, at an amount equal to [***] of the [***] for the corresponding Calendar Years (the “R&D Budget [***]”). Any R&D Budget [***] Balance shall be initially borne by [***].”
3.Optioned Program R&D Activities. The following is hereby added to the Agreement as a new Section 4.2(c):
“(c)    An index of Optioned Programs and existing Clinical Trials for such Optioned Programs as of the Amendment No. 3 Execution Date is attached hereto as Exhibit A.
(i)    Gilead Oversight on Arcus-Sponsored Clinical Trials. Arcus shall [***]to facilitate Gilead’s oversight of [***]. Gilead’s oversight may include [***]. For the avoidance of doubt, nothing in this Section 4.2(c) shall abridge the Parties’ obligations to (A) provide updates on the conduct and results of the Clinical Trials via the JDC pursuant to Section 2.2(b)(iii)(E), (B) coordinate communications with the medical community regarding Optioned Programs and serve as a forum to discuss interactions with key opinion leaders and patient advocacy groups pursuant to Section 2.2(b)(iii)(I), or (C) provide draft publications for review pursuant to Section 13.4(a)(iv).
(ii)    Quality Audits. Arcus and its Affiliates shall, and shall use commercially reasonable efforts to cause its Sublicensees and permitted subcontractors, as applicable, to perform all Development activities under this Agreement in accordance with GLP and GCP, to the extent applicable, and all other Applicable Law. With respect to any facility or site at which Arcus, its Affiliates or its or their Sublicensees or subcontractors conducts Development activities pursuant to this Agreement, subject to the terms of any agreement with a Third Party, Gilead shall have the right, at its expense, upon reasonable written notice to Arcus and during normal business hours, to inspect such site and facility and any records relating thereto once per Calendar Year, or more often with cause, to verify Arcus’s compliance with the terms of this Agreement relating to all Applicable Law.
(iii)    EDGE-Lung Clinical Trial. Pursuant to Section 4.2(b) [***].
(iv)    STAR-131 Clinical Trial. As of the Amendment No. 3 Execution Date, the STAR-131 Clinical Trial shall be deemed approved and included in the R&D Plan and Budget and shall be deemed [***]. The protocol synopsis and the budget for such STAR-131 Clinical Trial shall be attached hereto as Schedule 4.2(c)(iv).
(v)    Pediatric Clinical Trial. As of the Amendment No. 3 Execution Date, a Phase 1 Clinical Trial for [***] (the “Pediatric Clinical Trial”) shall be deemed approved and included in the R&D Plan and Budget and shall be deemed [***]. The protocol synopsis and the budget for such Pediatric Clinical Trial shall be attached hereto as Schedule 4.2(c)(v).”
4.Arcus Independent Activities. The following is hereby added to the Agreement as a new Section 4.8(f)-(h):
“(f)    CD73 ARC-16 Clinical Trial. As of the Amendment No. 3 Execution Date, subject to [***], Arcus may conduct the ARC-16 Clinical Trial (the first Phase 3 Clinical Trial for AB680 in pancreatic cancer under the CD73 Program), which if so approved shall constitute an Arcus Independent Activity. The protocol synopsis for such ARC-16 Clinical Trial is attached hereto as Schedule 4.8(f) and the budget for such ARC-16 Clinical Trial shall be reviewed and approved by the JEC pursuant to Section 2.1(b)(iii)(E) and Section 2.1(d). [***] Notwithstanding Section 4.8(e) of this Agreement, [***] following Gilead’s receipt of a written report from Arcus detailing the Arcus Independent Activity Costs for the ARC-16 Clinical Trial as well as Additional ARC-8 Costs (if any), Gilead shall pay to Arcus an Option exercise fee equal to (i) fifty percent (50%) of the Additional ARC-8 Costs, if any, plus (ii) [***] percent ([***]%) of the Arcus Independent Activities Repayment Amount for the ARC-16 Clinical Trial. For clarity, the Option exercise fee set forth in this Section 4.8(f) is in lieu of any payment that would otherwise have been due under Section 4.8(e) for such Arcus Independent Activities, and the [***] percent ([***]%) premium described in subclause (ii) of this Section 4.8(f) does not apply [***]. Furthermore, for the avoidance of doubt, any Research and Development Costs incurred in connection with the evaluation of AB680 as part of an Optioned Combination outside of the ARC-16 and ARC-8 Clinical Trials, including, but not limited to, in the EDGE-Lung and EDGE-Gastric Clinical Trials, shall remain equally shared by the Parties pursuant to Section 9.10.
(g)    [***]
(h)    TIGIT PACIFIC-8 Clinical Trial. As of the Amendment No. 3 Execution Date, the PACIFIC-8 Clinical Trial, a Phase 3 Clinical Trial being sponsored and operationalized by AstraZeneca pursuant to that certain AZ Agreement, and which forms part of the R&D Plan and Budget for the TIGIT Program, shall no longer be included in the R&D Plan and Budget for the TIGIT Program and shall be included in the Arcus Independent Activities Plan and Budget for Calendar Years of 2024 and 2025. Arcus shall be responsible for paying its portion and Gilead’s portion of any costs incurred under the AZ Agreement for Calendar Years of 2024 and 2025 (in the aggregate, Gilead’s portion, the “Gilead PAC-8 Costs”), and [***], . During the first Calendar Quarter of 2026, Arcus shall provide Gilead with a report in reasonable detail of the Arcus Independent Activities Data [***], and Gilead, via the JEC, may elect to reinstate the

PACIFIC-8 Clinical Trial as part of the R&D Plan and Budget for the TIGIT Program. If Gilead so elects, Gilead shall pay to Arcus, within [***]days following Arcus’s delivery of an invoice and all supporting documentation, an amount equal to the Gilead PAC-8 Costs and Gilead shall thereafter have the right to participate in any discussions and meetings with AstraZeneca in connection with the PACIFIC-8 Clinical Trial. [***].”
Financials.
(a)Section 9.3 of the Agreement is hereby deleted in its entirety and replaced with the following:
“Option Continuation Payments. Until the earlier termination of this Agreement pursuant to ARTICLE XIV, within [***] days of each of the fourth (4th) (which is required to be paid by Gilead) [***], sixth (6th) (terminable) and eighth (8th) (terminable) anniversaries of the Effective Date (if applicable), Gilead shall pay to Arcus a payment of One Hundred Million Dollars ($100,000,000) in partial consideration of the Options granted to Gilead pursuant to Section 8.3 for the corresponding two (2) subsequent years (each an “Option Continuation Payment”). Notwithstanding anything to the contrary herein, in the case of the sixth (6th) and eighth (8th) anniversary Option Continuation Payments, (a) in the event that Gilead exercises its rights to terminate its obligations for making any further Option Continuation Payments pursuant to Section 14.3(b)(i), Gilead’s payment obligations under this Section 9.3 shall terminate on the effective date of such termination; [***].”
(b)Section 9.10(a) of the Agreement is hereby deleted in its entirety and replaced with the following:
“Generally. Subject to Sections 3.5(c)(iii), 4.8(f) through 4.8(h), 9.10(b) and 9.12 and any other relevant terms in this Section, for each Optioned Program, the Parties shall share the Research and Development Costs incurred by or on behalf of either Party or its Affiliates in conducting the applicable Optioned Program, in the case of the PD-1 Program, after the Effective Date and in the case of any other Optioned Program, after the applicable Option Exercise Closing with respect to the countries relating to each Option Exercise Closing, as follows: Gilead shall be responsible for fifty percent (50%) and Arcus shall be responsible for fifty percent (50%); provided that in the event Arcus has exercised its opt-out rights with respect to an Optioned Program pursuant to Section 4.7, Gilead shall solely be responsible for the Research and Development Costs incurred therefor after the effective date of such opt-out, except that Arcus shall [***].”
5.Amendment to Schedules.
(a)This Agreement is hereby amended to include the new Schedule 2.11(b) (Financial Templates) of the Agreement attached hereto as Exhibit B.
(b)This Agreement is hereby amended to include the new Schedule 4.2(c)(iv) (STAR-131 Protocol Synopsis and Budget) of the Agreement attached hereto as Exhibit C.
(c)This Agreement is hereby amended to include the new Schedule 4.2(c)(v) (Pediatric Protocol Synopsis and Budget) of the Agreement attached hereto as Exhibit D.
(d)This Agreement is hereby amended to include the new Schedule 4.8(f) (ARC-16 Protocol Synopsis) of the Agreement attached hereto as Exhibit E.
(e)The Agreement is hereby amended to include the new Schedule 4.8(g) ([***] Protocol and Budget) of the Agreement attached hereto as Exhibit F.

6.Press Release; Confidentiality. The Parties agree that the terms of this Amendment No. 3 are the Confidential Information of both Parties, subject to the authorized disclosure provisions set forth in Section 13.2 and Section 13.3 of the Agreement. The Parties have agreed to make a joint press release of the execution of this Amendment No. 3 in a mutually agreed form attached hereto as Exhibit G.
7.Entire Agreement. This Amendment No. 3 (including the Exhibits hereto), together with the Agreement (including the Appendices, Schedules and Exhibits thereto and prior amendments) and the Ancillary Agreements, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties with respect to the subject matter hereof and thereof and supersedes all other prior agreements and understandings between the Parties existing as of the Amendment No. 3 Execution Date with respect to the subject matter hereof and thereof other than decisions made by the Committees prior to the Amendment No. 3 Execution Date that are not inconsistent with this Amendment No. 3. There are no other covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth in this Amendment No. 3, this Agreement or the Ancillary Agreements. No subsequent alteration, amendment, change or addition to this Amendment No. 3 shall be binding upon the Parties unless reduced to writing and signed by an authorized representative of each Party.
8.Miscellaneous. This Amendment No. 3 shall be made part of the Agreement and governed by all of its terms (as specifically amended by this Amendment No. 3), including, without limitation, Sections 15.1(a) and (b), 15.2(a), (c) and (e), 15.3 – 15.6, 17.2, 17.4, 17.5, 17.8 – 17.13 of the Agreement which are incorporated herein by reference (treating any reference to “Agreement” therein as a reference to “Amendment No. 3” instead). Except as specifically amended by this Amendment No. 3, the terms and conditions of the Agreement shall remain in full force and effect. This Amendment No. 3 may be executed by facsimile (including a PDF image delivered via e-mail) or electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 3 in duplicate originals by their duly authorized officers as of the Amendment No. 3 Execution Date.

	ARCUS BIOSCIENCES, INC.		GILEAD SCIENCES, INC.
By:	/s/ Terry Rosen	By:	/s/ Andrew D. Dickinson
Name:	Terry Rosen	Name:	Andrew D. Dickinson
Title:	Chief Executive Officer	Title:	Chief Financial Officer
[Signature Page to Amendment No. 3 to Option, License and Collaboration Agreement]